SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 22, 2004



                                   AT&T CORP.
               (Exact Name of Registrant as Specified in Charter)

                                    New York

                 (State or Other Jurisdiction of Incorporation)

               1-1105                            13-4924710
       (Commission File Number)       (IRS Employer Identification No.)


                 One AT&T Way
            Bedminster, New Jersey                 07921
        (Address of Principal Executive          (Zip Code)
         Offices)


       Registrant's telephone number, including area code: (908) 221-2000


                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)

      A New York                 Commission File          I.R.S. Employer
      Corporation                  No. 1-1105             No. 13-4924710

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

What are we disclosing?

On April 22, 2004, our Senior Executive Vice President and Chief Financial Officer, Thomas W. Horton, made the following comments in response to a question during our quarterly earnings conference call:

     Given the intense pricing pressure we've seen in the industry, it's fair to say that Business Services revenue decline will be at the unfavorable end of our guidance range. This is keeping some pressure on margins as well. At the same time, though, we are ahead of our plans on labor cost reductions and CapEx efficiency. So we expect to deliver on our cash flow objectives, even in a tougher pricing environment. We do expect our new pricing strategy to improve our competitive performance going forward. In the first quarter we had the lingering effect of share loss compounded by the rather immediate effect of competitive price downs. On the cost side our investments in systems are allowing us to push even greater labor cost efficiencies than we'd planned for the rest of the year. But having said all of that, I think the impact of the unstable pricing environment can undermine all of these things, and that's where I think the significant risk is and we are going to keep a close eye on that and update as appropriate.

Additionally, Mr. Horton made the following comments concerning a question regarding the Federal Communications Commission's April 21, 2004 ruling on our Voice over Internet Protocol petition:

     Going forward, we think the incremental cost is measured in the tens of millions per year. We don't believe these charges would apply retroactively.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) EXHIBITS

             Exhibit 99 - Press release dated April 22, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 22, 2004, AT&T Corp. issued a press release announcing first quarter earnings. A copy of the press release is attached as Exhibit 99.

Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       AT&T CORP.



                                       /s/  Robert S. Feit
                                       ----------------------------------
                                       By:  Robert S. Feit
                                            Vice President - Law and Secretary


April 26, 2004